UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investors Services 1-800-822-5544 or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: January 31, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JANUARY 31, 2009

Legg Mason Partners

Core Plus Bond Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks maximum total return consisting of capital appreciation and income, consistent with the preservation of capital.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the six-month reporting period ended January 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending accelerated, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5% and its preliminary estimate for fourth quarter GDP decline was 6.2%, the latter being the worst quarterly reading since 1982.

While there were increasing signs that the U.S. was headed for a recession, the speculation ended in December 2008. At that time, the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007. The NBER determined that a recession had already started using its definition, which is based on “a significant decline in economic activity spread across the economy, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Regardless of how one defines a recession, it has felt like we have been in the midst of a recession for quite some time. Consumer spending, which represents approximately two-thirds of GDP, has been disappointing. According to the International Council of Shopping Centers, retail sales rose a tepid 1% in 2008, the weakest level in at least thirty-eight years. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined during each of the last thirteen months ended January 2009. Over that period, 3.6 million jobs were lost, with half of the total occurring during the last three months. In addition, in January 2009, the unemployment rate hit 7.6%, a sixteen-year high.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. When the reporting

Legg Mason Partners Core Plus Bond Fund	I

Letter from the chairman continued

period began, the federal funds rateiii was 2.00%. While the Fed had cut rates a total of 2.25%, from 4.25% to 2.00% during the first four months of 2008, it then left rates on hold for several months. This was due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meeting in January 2009. In conjunction with the January meeting, the Fed stated that it “will employ all available tools to promote the resumption of sustainable economic growth and to preserve price stability. The focus of the Committee’s policy is to support the functioning of financial markets and stimulate the economy through open market operations and other measures that are likely to keep the size of the Federal Reserve’s balance sheet at a high level.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. Prior to the beginning of the reporting period, in March 2008, it established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. President Obama has made reviving the economy a priority in his administration, as his economic stimulus package is expected to surpass $800 billion.

During the six-month reporting period ended January 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to

II	Legg Mason Partners Core Plus Bond Fund

be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the six months ended January 31, 2009, two-year Treasury yields fell from 2.52% to 0.94%. Over the same time frame, ten-year Treasury yields moved from 3.99% to 2.87%. Looking at the six-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 3.23%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the six months ended January 31, 2009. While the asset class rallied in December 2008 and January 2009, it was not enough to overcome earlier flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September, October and November 2008. During those three months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01%, -15.34% and -9.75%, respectively. Over the six months ended January 31, 2009, the Index returned -19.51%.

Fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower during the six-month reporting period. While the asset class rallied during the second half of the period, it was not enough to offset its sharp losses in September and October 2008. During those two months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the six months ended January 31, 2009, the EMBI Global returned -10.98%.

Performance review

For the six months ended January 31, 2009, Class A shares of Legg Mason Partners Core Plus Bond Fund, excluding sales charges, returned -3.16%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.23% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned -3.00% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 592 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Core Plus Bond Fund	III

Letter from the chairman continued

PERFORMANCE SNAPSHOT as of January 31, 2009 (excluding sales charges) (unaudited)
6 MONTHS (not annualized)
Core Plus Bond Fund — Class A Shares	-3.16%
Barclays Capital U.S. Aggregate Index	3.23%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	-3.00%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -3.43%, Class C shares returned -3.40%, Class R shares returned -3.29% and Class I shares returned -3.01% over the six months ended January 31, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.
The 30-Day SEC Yields for the period ended January 31, 2009 for Class A, B, C, R and I shares were 4.73%, 4.38%, 4.45%, 4.64% and 5.30%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C, R and I shares would have been 4.67%, 4.30%, 4.45%, 4.61% and 5.08%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated November 25, 2008, the gross total operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.16%, 1.78%, 1.57%, 1.38% and 0.93%, respectively.
As a result of contractual expense limitations, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 1.01% for Class A shares, 1.57% for Class B shares, 1.51% for Class C shares, 1.30% for Class R shares and 0.65% for Class I shares until November 30, 2009.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 592 funds in the Fund’s Lipper category, and excluding sales charges.

IV	Legg Mason Partners Core Plus Bond Fund

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Core Plus Bond Fund	V

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

February 27, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Interest rate increases, causing the prices of fixed-income securities to decline, would reduce the value of the Fund’s share price. Investments in high-yield securities and in foreign companies and governments, including emerging markets, involve risks beyond those inherent solely in higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VI	Legg Mason Partners Core Plus Bond Fund

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — January 31, 2009

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2008 and held for the six months ended January 31, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(3.16)%	$1,000.00	$968.40	1.01%	$5.01
Class B	(3.43)	1,000.00	965.70	1.57	7.78
Class C	(3.40)	1,000.00	966.00	1.50	7.43
Class R	(3.29)	1,000.00	967.10	1.30	6.45
Class I	(3.01)	1,000.00	969.90	0.65	3.23

[1]	For the six months ended January 31, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,020.11	1.01%	$5.14
Class B	5.00	1,000.00	1,017.29	1.57	7.98
Class C	5.00	1,000.00	1,017.64	1.50	7.63
Class R	5.00	1,000.00	1,018.65	1.30	6.61
Class I	5.00	1,000.00	1,021.93	0.65	3.31

[1]	For the six months ended January 31, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	3

Schedule of investments (unaudited)

January 31, 2009

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

MORTGAGE-BACKED SECURITIES — 49.7%
	FHLMC — 8.0%
	Federal Home Loan Mortgage Corp. (FHLMC):
$666,979	5.256% due 1/1/36(a)(b)	$686,085
230,790	5.769% due 2/1/37(a)(b)	239,788
507,624	6.471% due 2/1/37(a)(b)	527,203
468,099	5.882% due 5/1/37(a)(b)	485,963
594,884	5.928% due 5/1/37(a)(b)	616,545
	Gold:
8,053,176	5.500% due 5/1/13 - 4/1/38(b)	8,248,452
805,794	6.500% due 9/1/14 - 1/1/32(b)	843,784
1,267,180	6.000% due 3/1/17(b)	1,317,242
	Total FHLMC	12,965,062
	FNMA — 36.2%
	Federal National Mortgage Association (FNMA):
8,613	6.500% due 2/1/14 - 6/1/15(b)	9,006
8,500,000	5.500% due 2/18/24(b)(c)	8,758,987
12,816,557	6.000% due 6/1/32 - 7/1/37(b)	13,244,419
11,893,551	5.000% due 6/1/35 - 8/1/38(b)	12,149,481
2,493,941	5.500% due 11/1/36 - 6/1/38(b)	2,555,426
2,097,650	5.856% due 8/1/37(a)(b)	2,182,426
17,500,000	5.000% due 2/12/39 - 3/12/39(b)(c)	17,784,987
1,800,000	6.500% due 2/12/39 - 3/12/39(b)(c)	1,871,141
	Total FNMA	58,555,873
	GNMA — 5.5%
	Government National Mortgage Association (GNMA):
5,142	8.500% due 11/15/27	5,526
4,091,346	6.000% due 7/15/29 - 2/15/37	4,217,744
505,932	6.500% due 9/15/36 - 10/15/36	525,405
2,100,000	5.000% due 2/19/39(c)	2,140,360
200,000	6.500% due 2/19/39(c)	207,344
1,700,000	5.500% due 3/18/39(c)	1,735,062
	Total GNMA	8,831,441
	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $78,524,253)	80,352,376
ASSET-BACKED SECURITIES — 5.2%
FINANCIALS — 5.2%
	Credit Card — 0.4%
780,000	Washington Mutual Master Note Trust, 0.363% due 9/15/13(a)(d)	695,324

See Notes to Financial Statements.

4	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Home Equity — 4.6%
$4,422	Ameriquest Mortgage Securities Inc., 0.759% due 9/25/34(a)	$4,311
1,110,272	CIT Group Home Equity Loan Trust, 3.930% due 3/20/32	784,110
862,969	Countrywide Asset-Backed Certificates, 0.839% due 3/25/47(a)(d)	396,142
478,036	EMC Mortgage Loan Trust, 0.839% due 1/25/41(a)(d)	440,988
	GMAC Mortgage Corp. Loan Trust:
1,163,008	0.731% due 2/25/36(a)(e)	276,578
297,517	0.599% due 11/25/36(a)	172,591
276,039	GSRPM Mortgage Loan Trust, 0.789% due 10/25/46(a)(d)(e)	126,990
1,188,469	Lehman XS Trust, 0.519% due 6/25/37(a)	860,449
23,681	Long Beach Mortgage Loan Trust, 0.529% due 11/25/35(a)	23,406
93,340	Option One Mortgage Loan Trust, 1.229% due 2/25/33(a)	57,659
	RAAC Series:
138,017	0.679% due 1/25/46(a)(d)	90,371
344,913	0.769% due 10/25/46(a)(d)(e)	138,493
	Renaissance Home Equity Loan Trust:
35,332	0.819% due 6/25/33(a)	22,639
369,257	0.889% due 12/25/33(a)	275,856
	SACO I Trust:
35,087	0.589% due 4/25/35(a)(d)	11,686
1,167,260	0.559% due 9/25/35(a)	310,735
4,614,427	Structured Asset Securities Corp., 5.270% due 4/25/35	3,431,647
	Total Home Equity	7,424,651
	Student Loan — 0.2%
300,000	Nelnet Student Loan Trust, 2.639% due 4/25/24(a)	251,223
	TOTAL ASSET-BACKED SECURITIES (Cost — $12,971,671)	8,371,198
COLLATERALIZED MORTGAGE OBLIGATIONS — 11.6%
170,152	American Home Mortgage Assets, 0.579% due 9/25/46(a)	68,425
60,000	Banc of America Commercial Mortgage Inc., 5.620% due 2/10/51	40,256
280,509	Banc of America Funding Corp., 5.258% due 12/20/34(a)	183,747
463,789	Banc of America Mortgage Securities Inc., 5.169% due 12/25/34(a)	375,213
2,076,660	Bayview Commercial Asset Trust, 0.659% due 4/25/36(a)(d)(e)	1,402,610
	Countrywide Alternative Loan Trust:
156,786	5.500% due 10/25/33	129,367
2,748,216	5.500% due 8/25/34	2,528,292
385,606	0.639% due 6/25/37(a)	146,707
108,902	0.569% due 3/20/46(a)	45,283
867,711	0.554% due 12/20/46(a)	379,872
396,231	Deutsche Mortgage Securities Inc., 0.839% due 6/25/34(a)	305,455

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

$360,345	First Horizon Alternative Mortgage Securities, 0.759% due 2/25/37(a)	$108,282
	Greenpoint Mortgage Funding Trust:
932,237	0.489% due 9/25/46(a)	711,906
1,243,142	0.469% due 2/25/47(a)	635,370
926,215	0.519% due 4/25/47(a)	566,954
	Harborview Mortgage Loan Trust:
1,205,936	0.559% due 9/19/46(a)	498,520
1,361,165	0.559% due 5/19/47(a)	557,306
961,536	0.579% due 7/19/47(a)	405,643
62,091	IMPAC Secured Assets Corp., 0.659% due 7/25/35(a)	26,939
976,219	Indymac Index Mortgage Loan Trust, 5.940% due 8/25/37(a)	428,123
893,994	JPMorgan Chase Commercial Mortgage Securities Corp., 5.420% due 1/15/49	540,801
	LB-UBS Commercial Mortgage Trust:
1,500,000	4.739% due 7/15/30	1,255,287
600,000	4.954% due 9/15/30	501,974
	MASTR Adjustable Rate Mortgage Trust:
1,206,369	4.697% due 7/25/34(a)	1,127,970
428,669	4.819% due 2/25/35(a)	253,474
222,890	MASTR Alternative Loans Trust, PAC, 0.789% due 11/25/33(a)	171,110
1,193,295	Merrill Lynch Mortgage Investors Inc., 4.487% due 2/25/35(a)	972,805
	Merrill Lynch Mortgage Trust:
414,780	5.242% due 11/12/37(a)	348,395
1,043,863	5.657% due 5/12/39(a)	788,055
304,780	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.485% due 3/12/51(a)	191,047
663,846	Nomura Asset Acceptance Corp., 4.976% due 5/25/35	432,030
555,610	RBSGC Mortgage Pass-Through Certificates, 0.839% due 1/25/37(a)	218,198
500,000	Residential Accredit Loans Inc., 0.594% due 9/25/46(a)	163,730
	Residential Asset Securitization Trust, PAC:
174,649	0.789% due 5/25/34(a)	130,035
36,447	0.739% due 8/25/34(a)	36,039
6,380	Structured Adjustable Rate Mortgage Loan Trust, 5.339% due 7/25/34(a)	4,633
240,928	Washington Mutual Inc., Pass-Through Certificates 0.709% due 8/25/45(a)	131,168
	Washington Mutual Mortgage Pass-Through Certificates:
591,080	5.506% due 9/25/36(a)	427,246
1,240,759	3.176% due 9/25/46(a)	471,489
62,475	3.006% due 6/25/47(a)	26,240

See Notes to Financial Statements.

6	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

$1,245,399	Wells Fargo Mortgage Backed Securities Trust, 4.537% due 4/25/35(a)	$1,035,796
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $27,848,967)	18,771,792
CORPORATE BONDS & NOTES — 28.9%
CONSUMER DISCRETIONARY — 2.3%
	Auto Components — 0.0%
25,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	9,625
	Visteon Corp., Senior Notes:
10,000	8.250% due 8/1/10	1,850
26,000	12.250% due 12/31/16(d)	2,990
	Total Auto Components	14,465
	Automobiles — 0.1%
	Ford Motor Co.:
	Debentures:
17,000	6.625% due 10/1/28	2,975
21,000	8.900% due 1/15/32	3,465
512,000	Notes, 7.450% due 7/16/31	115,200
	General Motors Corp., Senior Debentures:
563,000	8.250% due 7/15/23	78,820
31,000	8.375% due 7/15/33	4,495
	Total Automobiles	204,955
	Diversified Consumer Services — 0.1%
	Service Corp. International, Senior Notes:
24,000	7.625% due 10/1/18	22,200
73,000	7.500% due 4/1/27	52,195
	Total Diversified Consumer Services	74,395
	Hotels, Restaurants & Leisure — 0.2%
277,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	109,415
	MGM MIRAGE Inc.:
173,000	Notes, 6.750% due 9/1/12	102,935
38,000	Senior Notes, 7.625% due 1/15/17	21,090
	Station Casinos Inc.:
79,000	Senior Notes, 7.750% due 8/15/16(g)	15,405
35,000	Senior Subordinated Notes, 6.875% due 3/1/16(g)	1,225
	Total Hotels, Restaurants & Leisure	250,070
	Household Durables — 0.0%
69,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	61,065

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Media — 1.9%
$30,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(f)	$5,400
28,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(f)	14,700
48,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(d)	24,240
318,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	90,630
69,000	Comcast Cable Communications Inc., Notes, 8.875% due 5/1/17	72,795
	Comcast Corp.:
	Notes:
539,000	6.500% due 1/15/15	544,812
55,000	5.875% due 2/15/18	54,265
20,000	Senior Notes, 6.500% due 1/15/17	20,285
	CSC Holdings Inc., Senior Notes:
17,000	8.125% due 7/15/09	17,128
14,000	6.750% due 4/15/12	13,545
	EchoStar DBS Corp., Senior Notes:
35,000	7.000% due 10/1/13	33,425
66,000	6.625% due 10/1/14	60,225
35,000	7.750% due 5/31/15	32,900
121,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	4,386
86,000	LIN Television Corp., Senior Subordinated Notes, 6.500% due 5/15/13	46,870
	News America Inc.:
864,000	Notes, 5.300% due 12/15/14	839,233
20,000	Senior Notes, 6.650% due 11/15/37	18,657
	R.H. Donnelley Corp.:
45,000	Senior Discount Notes, 6.875% due 1/15/13	4,275
41,000	Senior Notes, 8.875% due 1/15/16	4,510
200,000	Reed Elsevier Capital Inc., Notes, 8.625% due 1/15/19	200,910
35,000	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.250% due 6/15/13	35,027
560,000	Time Warner Cable Inc., Senior Notes, 8.750% due 2/14/19	624,658
325,000	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	313,912
	Total Media	3,076,788
	TOTAL CONSUMER DISCRETIONARY	3,681,738
CONSUMER STAPLES — 1.3%
	Beverages — 0.6%
620,000	Diageo Capital PLC, Notes, 7.375% due 1/15/14	680,646

See Notes to Financial Statements.

8	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Beverages — 0.6% continued
$300,000	PepsiCo Inc., Senior Notes, 7.900% due 11/1/18	$372,711
	Total Beverages	1,053,357
	Food & Staples Retailing — 0.2%
352,939	CVS Caremark Corp., Pass-Through Certificates, 6.943% due 1/10/30(d)	270,174
	Tobacco — 0.5%
600,000	Altria Group Inc., Senior Notes, 9.700% due 11/10/18	657,639
150,000	Reynolds American Inc., Senior Secured Notes, 7.625% due 6/1/16	131,054
	Total Tobacco	788,693
	TOTAL CONSUMER STAPLES	2,112,224
ENERGY — 6.0%
	Energy Equipment & Services — 0.3%
400,000	Baker Hughes Inc., Senior Notes, 7.500% due 11/15/18	443,363
135,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	95,175
3,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	2,730
	Total Energy Equipment & Services	541,268
	Oil, Gas & Consumable Fuels — 5.7%
339,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	283,238
94,000	Anadarko Petroleum Corp., Senior Notes, 6.450% due 9/15/36	72,746
290,000	Apache Corp., 6.000% due 9/15/13	303,809
570,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	606,153
	Chesapeake Energy Corp., Senior Notes:
60,000	9.500% due 2/15/15	59,100
17,000	6.375% due 6/15/15	14,450
31,000	6.625% due 1/15/16	26,350
14,000	6.250% due 1/15/18	11,340
70,000	7.250% due 12/15/18	58,975
	Compagnie Generale de Geophysique SA, Senior Notes:
24,000	7.500% due 5/15/15	17,580
100,000	7.750% due 5/15/17	72,000
390,000	ConocoPhillips, Notes, 6.500% due 2/1/39	389,745
175,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	191,580
	El Paso Corp.:
	Medium-Term Notes:
9,000	7.800% due 8/1/31	7,020
258,000	7.750% due 1/15/32	201,240
484,000	Senior Subordinated Notes, 7.000% due 6/15/17	445,280
550,000	Enterprise Products Operating LP, Senior Notes, 9.750% due 1/31/14	598,688

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 5.7% continued
$28,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	$23,660
	Gazprom, Loan Participation Notes:
366,000	6.212% due 11/22/16(d)	269,010
310,000	Senior Notes, 6.510% due 3/7/22(d)	190,650
	Hess Corp.:
510,000	8.125% due 2/15/19	521,942
	Notes:
20,000	7.875% due 10/1/29	18,597
229,000	7.300% due 8/15/31	200,484
424,000	Intergas Finance BV, Bonds, 6.375% due 5/14/17(d)	252,280
440,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(d)	358,600
	Kerr-McGee Corp., Notes:
221,000	6.950% due 7/1/24	176,247
297,000	7.875% due 9/15/31	258,392
	Kinder Morgan Energy Partners LP:
450,000	Medium-Term Notes, 6.950% due 1/15/38	427,228
164,000	Notes, 6.750% due 3/15/11	170,521
	Senior Notes:
55,000	6.300% due 2/1/09	55,000
50,000	5.850% due 9/15/12	49,608
21,000	6.000% due 2/1/17	19,749
510,000	Occidental Petroleum Corp., Senior Notes, 7.000% due 11/1/13	559,623
	OPTI Canada Inc., Senior Secured Notes:
94,000	7.875% due 12/15/14	42,300
58,000	8.250% due 12/15/14	26,970
21,000	Peabody Energy Corp., Senior Notes, 6.875% due 3/15/13	20,580
359,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	286,700
277,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	275,615
54,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(d)(f)(g)	2,160
350,000	Shell International Finance BV, Senior Notes, 6.375% due 12/15/38	366,946
48,000	Tennessee Gas Pipeline Co., Debentures, 7.625% due 4/1/37	42,713
14,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	11,270
	Williams Cos. Inc.:
100,000	Debentures, 7.500% due 1/15/31	81,695

See Notes to Financial Statements.

10	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Oil, Gas & Consumable Fuels — 5.7% continued
	Notes:
$180,000	7.875% due 9/1/21	$171,332
315,000	8.750% due 3/15/32	288,898
180,000	Senior Notes, 7.750% due 6/15/31	149,755
	XTO Energy Inc., Senior Notes:
48,000	7.500% due 4/15/12	48,559
460,000	6.500% due 12/15/18	456,164
30,000	6.750% due 8/1/37	27,352
	Total Oil, Gas & Consumable Fuels	9,209,894
	TOTAL ENERGY	9,751,162
FINANCIALS — 10.4%
	Capital Markets — 1.5%
270,000	Bear Stearns Co. Inc., Senior Notes, 7.250% due 2/1/18	287,879
158,000	Credit Suisse Guernsey Ltd., 5.860% due 5/15/17(a)(h)	57,706
20,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(a)(h)	7,186
	Goldman Sachs Group Inc.:
366,000	Notes, 4.500% due 6/15/10	362,969
180,000	Senior Notes, 7.500% due 2/15/19	179,100
	Kaupthing Bank HF, Senior Notes:
120,000	5.750% due 10/4/11(d)(f)(g)	9,000
1,020,000	7.625% due 2/28/15(d)(e)(f)(g)	61,200
20,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(a)(g)(h)	2
190,000	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65(a)(g)	19
1,070,000	Lehman Brothers Holdings Inc., Medium-Term Notes, 6.750% due 12/28/17(g)	107
	Morgan Stanley:
422,000	Medium-Term Notes, 1.536% due 10/18/16(a)	284,686
30,000	Senior Notes, 3.250% due 12/1/11	30,967
1,410,000	Subordinated Notes, 4.750% due 4/1/14	1,175,638
	Total Capital Markets	2,456,459
	Commercial Banks — 1.8%
10,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(a)(h)	4,300
	Glitnir Banki HF:
250,000	Notes, 6.330% due 7/28/11(d)(f)(g)	18,750
373,000	Subordinated Notes, 6.693% due 6/15/16(a)(d)(f)(g)	224
1,200,000	HSBC Finance Capital Trust IX, 5.911% due 11/30/35(a)	465,143

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Commercial Banks — 1.8% continued
$484,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(d)	$273,809
80,000	Keybank National Association, Senior Notes, 3.200% due 6/15/12	82,141
546,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11(d)(f)(g)	4,095
214,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15(a)(d)(h)	102,073
	Royal Bank of Scotland Group PLC:
120,000	Bonds, 6.990% due 10/5/17(a)(d)(h)	33,625
100,000	Junior Subordinated Notes, Medium-Term Notes, 7.640% due 9/29/17(a)(h)	15,506
422,000	RSHB Capital, Loan Participation Notes, 6.299% due 5/15/17(d)	265,860
301,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(a)(d)(h)	41,976
138,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(a)	92,101
892,000	Wachovia Corp., Subordinated Notes, 5.250% due 8/1/14	795,601
387,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	290,300
380,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(a)(h)	357,523
	Total Commercial Banks	2,843,027
	Consumer Finance — 2.6%
231,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(a)	133,778
60,000	American Express Credit Corp., Medium-Term Notes, 5.875% due 5/2/13	58,120
100,000	American General Finance Corp., Medium-Term Notes, 6.900% due 12/15/17	44,898
410,000	Caterpillar Financial Services Corp., Senior Notes, 6.200% due 9/30/13	430,494
	Ford Motor Credit Co.:
	Notes:
1,507,000	7.375% due 10/28/09	1,350,955
100,000	5.700% due 1/15/10	84,739
520,000	Senior Notes, 12.000% due 5/15/15	385,020
	GMAC LLC:
19,000	7.250% due 3/2/11(d)	15,348
122,000	7.500% due 12/31/13(d)	72,036
96,000	8.000% due 12/31/18(d)	37,954
46,000	8.000% due 11/1/31(d)	27,603
17,000	Notes, 5.625% due 5/15/09	16,310
1,011,000	Senior Notes, 6.625% due 5/15/12(d)	738,485

See Notes to Financial Statements.

12	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Consumer Finance — 2.6% continued
	SLM Corp., Medium-Term Notes:
$307,000	5.000% due 10/1/13	$233,865
577,000	5.375% due 5/15/14	427,933
69,000	5.050% due 11/14/14	49,824
66,000	5.625% due 8/1/33	40,776
	Total Consumer Finance	4,148,138
	Diversified Financial Services — 4.0%
280,000	AGFC Capital Trust I, 6.000% due 1/15/67(a)(d)	66,793
283,000	Aiful Corp., Notes, 5.000% due 8/10/10(d)	115,020
	Bank of America Corp.:
30,000	Senior Notes, 3.125% due 6/15/12	30,691
970,000	Subordinated Notes, 5.420% due 3/15/17	796,458
14,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(d)(f)	5,950
	Citigroup Inc.:
530,000	6.500% due 8/19/13	506,906
480,000	Notes, 6.875% due 3/5/38	431,950
590,000	Subordinated Notes, 5.000% due 9/15/14	477,838
384,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11(d)	369,600
	General Electric Capital Corp.:
	Senior Notes:
80,000	2.200% due 6/8/12	79,405
1,200,000	6.875% due 1/10/39	1,066,353
580,000	Subordinated Debentures, 6.375% due 11/15/67(a)	376,265
110,000	ILFC E-Capital Trust II, Bonds, 6.250% due 12/21/65(a)(d)	36,100
	JPMorgan Chase & Co.:
30,000	Senior Notes, 2.125% due 6/22/12	29,713
	Subordinated Notes:
947,000	6.625% due 3/15/12	963,054
249,000	6.125% due 6/27/17	237,366
500,000	Merna Reinsurance Ltd., Subordinated Notes, 3.209% due 7/7/10(a)(d)	469,100
	TNK-BP Finance SA:
304,000	Bonds, 7.500% due 7/18/16(d)	193,040
	Senior Notes:
100,000	6.625% due 3/20/17(d)	58,500
120,000	7.875% due 3/13/18(d)	73,800
21,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 9.793% due 10/1/15	17,850
	Total Diversified Financial Services	6,401,752

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Insurance — 0.5%
	American International Group Inc.:
$250,000	Junior Subordinated Debentures, 6.250% due 3/15/37	$81,046
60,000	Medium-Term Notes, 5.850% due 1/16/18	42,831
160,000	Senior Notes, 8.250% due 8/15/18(d)	131,292
608,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	370,519
411,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37(a)	271,556
	Total Insurance	897,244
	Real Estate Investment Trusts (REITs) — 0.0%
45,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	39,150
	Real Estate Management & Development — 0.0%
273,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	32,760
	TOTAL FINANCIALS	16,818,530
HEALTH CARE — 0.6%
	Health Care Providers & Services — 0.4%
104,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	100,620
150,000	DaVita Inc., Senior Notes, 6.625% due 3/15/13	145,875
	HCA Inc.:
	Senior Notes:
17,000	6.300% due 10/1/12	14,110
97,000	6.250% due 2/15/13	70,568
174,000	5.750% due 3/15/14	122,670
36,000	Senior Secured Notes, 9.625% due 11/15/16(i)	30,330
100,000	Humana Inc., Senior Notes, 7.200% due 6/15/18	84,202
42,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	34,020
20,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	19,059
	Total Health Care Providers & Services	621,454
	Pharmaceuticals — 0.2%
263,000	Wyeth, Notes, 5.950% due 4/1/37	281,599
	TOTAL HEALTH CARE	903,053
INDUSTRIALS — 1.0%
	Aerospace & Defense — 0.0%
14,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	13,948
	Airlines — 0.1%
186,987	Delta Air Lines Inc., Pass-Through Certificates, 6.821% due 8/10/22	116,400

See Notes to Financial Statements.

14	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Building Products — 0.0%
$17,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	$15,215
	Commercial Services & Supplies — 0.2%
21,000	Allied Waste North America Inc., Senior Notes, 7.875% due 4/15/13	21,071
353,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	340,763
	Total Commercial Services & Supplies	361,834
	Industrial Conglomerates — 0.7%
1,090,000	Tyco International Group SA, Notes, 6.000% due 11/15/13	1,074,926
	Machinery — 0.0%
30,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	26,250
	Road & Rail — 0.0%
41,000	Hertz Corp., Senior Notes, 8.875% due 1/1/14	26,957
	TOTAL INDUSTRIALS	1,635,530
INFORMATION TECHNOLOGY — 0.0%
	Electronic Equipment, Instruments & Components — 0.0%
45,000	NXP BV/NXP Funding LLC, Senior Notes, 9.500% due 10/15/15	4,162
MATERIALS — 1.4%
	Chemicals — 0.2%
14,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20(g)	3,570
220,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	213,400
21,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	3,255
	Total Chemicals	220,225
	Containers & Packaging — 0.0%
55,000	Graham Packaging Co. Inc., Senior Notes, 8.500% due 10/15/12	42,350
	Metals & Mining — 1.0%
330,000	Alcoa Inc., Notes, 6.000% due 7/15/13	282,606
440,000	Evraz Group SA, Notes, 8.875% due 4/24/13(d)	275,000
138,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	114,698
380,000	Rio Tinto Finance Ltd., Notes, 6.500% due 7/15/18	319,538
	Steel Dynamics Inc., Senior Notes:
25,000	7.375% due 11/1/12	22,625
76,000	6.750% due 4/1/15	60,610
478,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	412,818
230,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(d)	155,250
	Total Metals & Mining	1,643,145
	Paper & Forest Products — 0.2%
297,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	280,841
	TOTAL MATERIALS	2,186,561

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	15

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 3.4%
	Diversified Telecommunication Services — 2.9%
	AT&T Inc.:
$460,000	Global Notes, 5.500% due 2/1/18	$457,776
490,000	Senior Bonds, 6.550% due 2/15/39	489,794
25,000	Citizens Communications Co., Senior Bonds, 7.125% due 3/15/19	21,469
391,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	392,806
52,000	Frontier Communications Corp., Senior Notes, 7.875% due 1/15/27	38,805
249,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	257,795
100,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	94,250
66,000	Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	48,180
190,000	Qwest Corp., Senior Notes, 7.500% due 10/1/14	173,850
989,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	842,858
1,179,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,162,283
104,000	Verizon New York Inc., Senior Debentures, 6.875% due 4/1/12	106,461
330,000	Vimpel Communications, Loan Participation Notes,, 8.375% due 4/30/13(d)	242,550
300,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	253,500
90,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	89,100
	Total Diversified Telecommunication Services	4,671,477
	Wireless Telecommunication Services — 0.5%
160,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	146,588
	Nextel Communications Inc., Senior Notes:
242,000	6.875% due 10/31/13	117,430
467,000	7.375% due 8/1/15	219,590
	Sprint Capital Corp.:
30,000	Global Notes, 6.900% due 5/1/19	20,132
	Senior Notes:
498,000	8.375% due 3/15/12	398,654
1,000	8.750% due 3/15/32	619
	Total Wireless Telecommunication Services	903,013
	TOTAL TELECOMMUNICATION SERVICES	5,574,490
UTILITIES — 2.5%
	Electric Utilities — 0.9%
181,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	188,471
436,000	Exelon Corp., Bonds, 5.625% due 6/15/35	328,487

See Notes to Financial Statements.

16	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

	Electric Utilities — 0.9% continued
	FirstEnergy Corp., Notes:
$214,000	6.450% due 11/15/11	$213,549
282,000	7.375% due 11/15/31	263,525
	Pacific Gas & Electric Co.:
200,000	First Mortgage Bonds, 6.050% due 3/1/34	205,136
180,000	Senior Notes, 8.250% due 10/15/18	222,636
	Total Electric Utilities	1,421,804
	Independent Power Producers & Energy Traders — 1.2%
	AES Corp., Senior Notes:
38,000	8.875% due 2/15/11	37,620
12,000	7.750% due 3/1/14	11,490
100,000	7.750% due 10/15/15	94,250
530,000	8.000% due 10/15/17	500,850
670,000	8.000% due 6/1/20(d)	613,050
142,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	110,760
	Edison Mission Energy, Senior Notes:
187,000	7.200% due 5/15/19	170,637
41,000	7.625% due 5/15/27	33,518
50,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(d)(i)	29,250
	NRG Energy Inc., Senior Notes:
20,000	7.250% due 2/1/14	19,150
75,000	7.375% due 2/1/16	71,625
45,000	7.375% due 1/15/17	42,300
28,000	Oncor Electric Delivery Co., Senior Secured Notes, 6.375% due 1/15/15	27,533
	TXU Corp., Senior Notes:
159,000	5.550% due 11/15/14	83,578
35,000	6.500% due 11/15/24	12,613
327,000	6.550% due 11/15/34	112,379
	Total Independent Power Producers & Energy Traders	1,970,603
	Multi-Utilities — 0.4%
	Dominion Resources Inc., Senior Notes:
415,000	5.700% due 9/17/12	421,916
210,000	8.875% due 1/15/19	238,508
	Total Multi-Utilities	660,424
	TOTAL UTILITIES	4,052,831
	TOTAL CORPORATE BONDS & NOTES (Cost — $60,213,148)	46,720,281

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	17

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

CONVERTIBLE BOND & NOTE — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Automobiles — 0.0%
$66,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $66,000)	$15,510
COLLATERALIZED SENIOR LOAN — 0.2%
INFORMATION TECHNOLOGY — 0.2%
	IT Services — 0.2%
444,375	First Data Corp., Term Loan, 3.408% due 10/15/14(a) (Cost — $429,146)	282,734
SOVEREIGN BONDS — 0.2%
	Mexico — 0.2%
396,000	United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	375,210
	Uruguay — 0.0%
1	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33(i)	1
	TOTAL SOVEREIGN BONDS (Cost — $423,528)	375,211
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 13.4%
	U.S. Government Agencies — 11.1%
691,000	Farmer Mac, Guaranteed Trust, 5.125% due 4/19/17(d)	743,723
	Federal Home Loan Bank (FHLB):
	Bonds:
1,200,000	4.000% due 5/15/09	1,212,176
2,570,000	5.375% due 5/15/09	2,605,942
345,000	Global Bonds, 5.500% due 7/15/36	389,067
	Federal Home Loan Mortgage Corp. (FHLMC), Notes:
1,500,000	5.000% due 6/11/09(b)	1,524,098
10,500,000	0.292% due 10/19/09(a)(b)	10,490,876
	Federal National Mortgage Association (FNMA), Subordinated Notes:
100,000	6.250% due 2/1/11(b)	105,213
80,000	5.250% due 8/1/12(b)	82,725
733,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	842,754
	Total U.S. Government Agencies	17,996,574
	U.S. Government Obligations — 2.3%
429,000	U.S. Treasury Bonds, 8.875% due 8/15/17	608,510
5,570,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 5.229% due 11/15/24	3,138,065
	Total U.S. Government Obligations	3,746,575
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $20,896,070)	21,743,149

See Notes to Financial Statements.

18	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

LEGG MASON PARTNERS CORE PLUS BOND FUND
FACE AMOUNT	SECURITY	VALUE

U.S. TREASURY INFLATION PROTECTED SECURITIES — 2.5%
	U.S. Treasury Bonds, Inflation Indexed:
$251,673	2.000% due 1/15/26(j)	$233,113
525,956	2.375% due 1/15/27(j)	515,766
1,247,983	1.750% due 1/15/28(j)	1,111,095
	U.S. Treasury Notes, Inflation Indexed:
924,230	2.000% due 1/15/16	918,743
171,561	2.500% due 7/15/16	176,225
1,087,115	2.625% due 7/15/17(j)	1,136,036
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $4,134,928)	4,090,978
SHARES
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
	Consumer Finance — 0.0%
229	Preferred Blocker Inc., 7.000%(d) (Cost — $47,402)	57,164
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost —$205,555,113)	180,780,393
FACE AMOUNT
SHORT-TERM INVESTMENTS — 8.7%
	U.S. Government Agency — 4.0%
$6,400,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.471% due 6/15/09(b)(k) (Cost — $6,388,804)	6,389,478
	Repurchase Agreement — 4.7%
7,608,000	Morgan Stanley tri-party repurchase agreement dated 1/30/09, 0.220% due 2/2/09; Proceeds at maturity — $7,608,139; (Fully collateralized by U.S. government agency obligation, 5.000% due 12/14/18; Market value — $7,855,085) (Cost — $7,608,000)	7,608,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $13,996,804)	13,997,478
	TOTAL INVESTMENTS — 120.4% (Cost — $219,551,917#)	194,777,871
	Liabilities in Excess of Other Assets — (20.4)%	(32,955,559)
	TOTAL NET ASSETS — 100.0%	$161,822,312

(a)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2009.

(b)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.

(c)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Illiquid security.

(g)	Security is currently in default.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	19

Schedule of investments (unaudited) continued

January 31, 2009

LEGG MASON PARTNERS CORE PLUS BOND FUND

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
GMAC	—General Motors Acceptance Corp
MASTR	—Mortgage Asset Securitization Transactions Inc.
PAC	—Planned Amortization Class
STRIPS	—Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS
CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
14	Eurodollar Futures, Call	3/16/09	$98.00	$27,650
13	Eurodollar Futures, Call	3/16/09	97.75	33,475
18	Eurodollar Futures, Call	3/16/09	97.50	57,150
7	Eurodollar Futures, Put	3/16/09	98.00	525
14	Eurodollar Futures, Put	6/15/09	97.25	1,487
24	Eurodollar Futures, Put	6/15/09	96.75	1,950
7	U.S. Treasury 10-Year Notes Futures, Call	2/20/09	126.00	2,187
4	U.S. Treasury 10-Year Notes Futures, Call	2/20/09	116.00	27,063
9	U.S. Treasury 10-Year Notes Futures, Call	2/20/09	118.00	44,016
14	U.S. Treasury 10-Year Notes Futures, Call	2/20/09	120.00	44,406
14	U.S. Treasury 10-Year Notes Futures, Put	2/20/09	108.00	219
6	U.S. Treasury 10-Year Notes Futures, Put	2/20/09	114.00	281
18	U.S. Treasury 10-Year Notes Futures, Put	2/20/09	115.00	1,125
17	U.S. Treasury 10-Year Notes Futures, Put	2/20/09	118.00	3,188
12	U.S. Treasury 10-Year Notes Futures, Put	2/20/09	124.50	29,625
31	U.S. Treasury 10-Year Notes Futures, Put	2/20/09	122.00	33,422
27	U.S. Treasury 10-Year Notes Futures, Put	2/20/09	126.00	87,750
22	U.S. Treasury 10-Year Notes Futures, Put	2/20/09	126.50	89,031
8	U.S. Treasury Bonds Futures, Put	2/20/09	124.00	12,375
5	U.S. Treasury Bonds Futures, Put	2/20/09	130.00	22,422
	TOTAL WRITTEN OPTIONS (Premiums received — $322,801)			$519,347

See Notes to Financial Statements.

20	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2009

ASSETS:
Investments, at value (Cost — $219,551,917)	$194,777,871
Foreign currency, at value (Cost — $41,894)	40,912
Cash	523
Receivable for securities sold	11,457,842
Deposits with brokers for open futures contracts	1,762,521
Interest receivable	1,350,140
Receivable from broker — variation margin on open futures contracts	298,811
Receivable for Fund shares sold	275,148
Interest receivable for open swap contracts	80,256
Principal paydown receivable	28,134
Receivable for open forward currency contracts	7,010
Prepaid expenses	28,440
Total Assets	210,107,608
LIABILITIES:
Payable for securities purchased	45,288,409
Unrealized depreciation on swaps	986,689
Written options, at value (premiums received — $322,801)	519,347
Premium received for open swaps	427,947
Payable for Fund shares repurchased	400,060
Investment management fee payable	83,570
Distribution fees payable	51,689
Trustees’ fees payable	41,321
Distributions payable	21,334
Payable for open forward currency contracts	34
Accrued expenses and other liabilities	464,896
Total Liabilities	48,285,296
TOTAL NET ASSETS	$161,822,312
NET ASSETS:
Par value (Note 6)	$149
Paid-in capital in excess of par value	207,465,853
Overdistributed net investment income	(71,074)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(21,117,234)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(24,455,382)
TOTAL NET ASSETS	$161,822,312

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	21

Statement of assets and liabilities (unaudited) continued

January 31, 2009

Shares Outstanding:
Class A	10,771,315
Class B	558,441
Class C	3,503,986
Class R	85,102
Class I	8,510
Net Asset Value:
Class A (and redemption price)	$10.84
Class B1	$10.84
Class C1	$10.84
Class R (and redemption price)	$10.87
Class I (and redemption price)	$10.79
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.32

[1]	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2009

INVESTMENT INCOME:
Interest	$4,659,303
EXPENSES:
Investment management fee (Note 2)	544,156
Distribution fees (Notes 2 and 4)	312,350
Transfer agent fees (Note 4)	47,852
Registration fees	34,381
Shareholder reports (Note 4)	22,426
Audit and tax	21,392
Legal fees	7,990
Insurance	2,859
Custody fees	2,748
Trustees’ fees	2,111
Miscellaneous expenses	4,817
Total Expenses	1,003,082
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(45,881)
Net Expenses	957,201
NET INVESTMENT INCOME	3,702,102
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	1,616,885
Futures contracts	1,578,852
Written options	236,995
Swap contracts	(763,077)
Foreign currency transactions	(19,445)
Net Realized Gain	2,650,210
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(13,011,801)
Futures contracts	1,679,462
Written options	(196,546)
Swap contracts	(623,428)
Foreign currencies	9,467
Change in Net Unrealized Appreciation/Depreciation	(12,142,846)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(9,492,636)
DECREASE IN NET ASSETS FROM OPERATIONS	$(5,790,534)

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	23

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JANUARY 31, 2009 (unaudited) AND THE YEAR ENDED JULY 31, 2008	2009	2008
OPERATIONS:
Net investment income	$3,702,102	$7,886,987
Net realized gain	2,650,210	1,047,895
Change in net unrealized appreciation/depreciation	(12,142,846)	(10,240,010)
Decrease in Net Assets From Operations	(5,790,534)	(1,305,128)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,184,796)	(6,706,957)
Tax return of capital	—	(421,939)
Decrease in Net Assets From Distributions to Shareholders	(3,184,796)	(7,128,896)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	9,151,777	43,612,663
Reinvestment of distributions	3,284,980	4,661,422
Cost of shares repurchased	(20,238,674)	(30,512,863)
Increase (Decrease) in Net Assets From Fund Share Transactions	(7,801,917)	17,761,222
INCREASE (DECREASE) IN NET ASSETS	(16,777,247)	9,327,198
NET ASSETS:
Beginning of period	178,599,559	169,272,361
End of period*	$161,822,312	$178,599,559
* Includes overdistributed net investment income of:	$(71,074)	$(588,380)

See Notes to Financial Statements.

24	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2009[2]		2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.42		$11.94	$12.06	$12.49	$12.57	$12.50
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.25		0.53	0.56	0.51	0.45	0.42
Net realized and unrealized gain (loss)	(0.61)		(0.56)	(0.06)	(0.39)	(0.05)	0.05
Total income (loss) from operations	(0.36)		(0.03)	0.50	0.12	0.40	0.47
LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.46)	(0.62)	(0.55)	(0.48)	(0.40)
Tax return of capital	—		(0.03)	—	—	—	—
Total distributions	(0.22)		(0.49)	(0.62)	(0.55)	(0.48)	(0.40)
NET ASSET VALUE, END OF PERIOD	$10.84		$11.42	$11.94	$12.06	$12.49	$12.57
Total return[4]	(3.16)%		(0.39)%	4.12%	0.97%	3.22%	3.77%
NET ASSETS, END OF PERIOD (000s)	$116,758		$130,940	$142,009	$153,653	$186,585	$215,950
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.08%[5]		1.14%	1.12%[6]	1.04%	1.07%	1.04%
Net expenses	1.01	[5,7],8	1.01 [7,8,9]	1.02 [6,7,8]	1.02 [7]	1.05 [7]	1.04
Net investment income	4.56	[5]	4.48	4.58	4.19	3.58	3.34
PORTFOLIO TURNOVER RATE[10]	19%		88%	240%[11]	139%	169%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 1.00%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares would not exceed 1.01%.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 134% for the six months ended January 31, 2009 and 432%, 556%, 458%, 660% and 855% for the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.42	$11.94	$12.06	$12.50	$12.57	$12.51
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.22	0.47	0.49	0.44	0.38	0.35
Net realized and unrealized gain (loss)	(0.61)	(0.57)	(0.06)	(0.40)	(0.04)	0.04
Total income (loss) from operations	(0.39)	(0.10)	0.43	0.04	0.34	0.39
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.39)	(0.55)	(0.48)	(0.41)	(0.33)
Tax return of capital	—	(0.03)	—	—	—	—
Total distributions	(0.19)	(0.42)	(0.55)	(0.48)	(0.41)	(0.33)
NET ASSET VALUE, END OF PERIOD	$10.84	$11.42	$11.94	$12.06	$12.50	$12.57
Total return[4]	(3.43)%	(0.95)%	3.56%	0.32%	2.73%	3.13%
NET ASSETS, END OF PERIOD (000s)	$6,054	$7,417	$9,288	$12,406	$18,163	$24,140
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.66%[5]	1.77%	1.68%[6]	1.61%	1.64%	1.57%
Net expenses	1.57 [5,7,8]	1.57 [7,8,9]	1.57 [6,7,8]	1.58 [7]	1.62 [7]	1.57
Net investment income	4.01 [5]	3.92	4.02	3.60	3.02	2.78
PORTFOLIO TURNOVER RATE[10]	19%	88%	240%[11]	139%	169%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.65% and 1.55%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 1.57%.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 134% for the six months ended January 31, 2009 and 432%, 556%, 458%, 660% and 855% for the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

26	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.42	$11.94	$12.06	$12.50	$12.57	$12.51
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.22	0.46	0.49	0.45	0.39	0.35
Net realized and unrealized gain (loss)	(0.61)	(0.55)	(0.05)	(0.41)	(0.04)	0.04
Total income (loss) from operations	(0.39)	(0.09)	0.44	0.04	0.35	0.39
LESS DISTRIBUTIONS FROM:
Net investment income	(0.19)	(0.40)	(0.56)	(0.48)	(0.42)	(0.33)
Tax return of capital	—	(0.03)	—	—	—	—
Total distributions	(0.19)	(0.43)	(0.56)	(0.48)	(0.42)	(0.33)
NET ASSET VALUE, END OF PERIOD	$10.84	$11.42	$11.94	$12.06	$12.50	$12.57
Total return[4]	(3.40)%	(0.90)%	3.63%	0.38%	2.79%	3.17%
NET ASSETS, END OF PERIOD (000s)	$37,993	$39,169	$17,413	$5,990	$9,238	$11,233
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.50%[5]	1.55%	1.60%[6]	1.54%	1.56%	1.52%
Net expenses	1.50 [5,8]	1.51 [7,8,9]	1.52 [6,7,8]	1.51 [7]	1.54 [7]	1.52
Net investment income	4.06 [5]	3.90	4.07	3.66	3.09	2.80
PORTFOLIO TURNOVER RATE[10]	19%	88%	240%[11]	139%	169%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.56% and 1.49%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.51%.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 134% for the six months ended January 31, 2009 and 432%, 556%, 458%, 660% and 855% for the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	27

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS R SHARES[1]	2009[2]	2008	2007[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.45	$11.96	$12.28
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.24	0.49	0.29
Net realized and unrealized loss	(0.62)	(0.55)	(0.29)
Total income (loss) from operations	(0.38)	(0.06)	—
LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.42)	(0.32)
Tax return of capital	—	(0.03)	—
Total distributions	(0.20)	(0.45)	(0.32)
NET ASSET VALUE, END OF PERIOD	$10.87	$11.45	$11.96
Total return[4]	(3.29)%	(0.62)%	(0.01)%
NET ASSETS, END OF PERIOD (000s)	$925	$979	$520
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.41%[5]	1.38%	1.95%[5,6]
Net expenses[7,8]	1.30 [5]	1.30 [9]	1.56	[5],[6]
Net investment income	4.26 [5]	4.17	4.59	[5]
PORTFOLIO TURNOVER RATE[10]	19%	88%	240%[11]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]	For the period December 28, 2006 (inception date) to July 31, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.69% and 1.30%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class R shares will not exceed 1.30%.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 134% for the six months ended January 31, 2009 and 432% and 556% for the years ended July 31, 2008 and 2007, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

28	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009[2]	2008	2007	2006[3]	2005[3]	2004[3]
NET ASSET VALUE, BEGINNING OF PERIOD	$11.37	$11.88	$12.06	$12.50	$12.56	$12.50
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.27	0.57	0.60	0.56	0.49	0.47
Net realized and unrealized gain (loss)	(0.61)	(0.56)	(0.12)	(0.41)	(0.03)	0.03
Total income (loss) from operations	(0.34)	0.01	0.48	0.15	0.46	0.50
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.49)	(0.66)	(0.59)	(0.52)	(0.44)
Tax return of capital	—	(0.03)	—	—	—	—
Total distributions	(0.24)	(0.52)	(0.66)	(0.59)	(0.52)	(0.44)
NET ASSET VALUE, END OF PERIOD	$10.79	$11.37	$11.88	$12.06	$12.50	$12.56
Total return[4]	(3.01)%	(0.02)%	3.99%	1.24%	3.74%	4.03%
NET ASSETS, END OF PERIOD (000s)	$92	$95	$42	$680,050	$549,040	$179,231
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.86%[5]	0.93%	0.69%[6]	0.66%	0.70%	0.71%
Net expenses	0.65 [5,7,8]	0.65 [7,8,9]	0.66 [6,7,8]	0.66 [7]	0.69 [7]	0.71
Net investment income	4.91 [5]	4.80	4.92	4.58	3.94	3.72
PORTFOLIO TURNOVER RATE[10]	19%	88%	240%[11]	139%	169%	40%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2009 (unaudited).

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.67% and 0.64%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective November 30, 2006 through November 30, 2009, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.65%.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 134% for the six months ended January 31, 2009 and 432%, 556%, 458%, 660% and 855% for the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

[11]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s shares.

See Notes to Financial Statements.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	29

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Partners Core Plus Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	JANUARY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$194,777,871	$57,164	$194,659,507	$61,200
Other financial instruments*	(3,117)	976,596	(979,713)	—
Total	$194,774,754	$1,033,760	$193,679,794	$61,200

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES
Balance as of July 31, 2008	$672,990
Accrued premiums/discounts	29
Realized gain (loss)	208
Change in unrealized appreciation (depreciation)	15,465
Net purchases (sales)	(54,758)
Transfers in and/or out of Level 3	(572,734)
Balance as of January 31, 2009	$61,200

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts, as a hedging technique in an attempt to manage risk in the Fund’s portfolio, as a substitute for buying or selling securities, as a cash flow management technique, or for the purposes of enhancing returns. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

32	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

(g) Swap contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(h) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement, would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

34	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	35

Notes to financial statements (unaudited) continued

current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered. Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(j) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(k) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(l) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be

36	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(m) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(n) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in structured securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	37

Notes to financial statements (unaudited) continued

and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(p) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(r) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(s) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

38	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

(t) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and 0.60% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of a contractual expense limitation, the ratio of expenses other than brokerage, taxes and extraordinary expenses to average net assets of Class A, B, C, R and I shares will not exceed 1.01%, 1.57%, 1.51%, 1.30% and 0.65% respectively, until November 30, 2009.

During the six months ended January 31, 2009, LMPFA reimbursed the Fund for expenses amounting to $45,881.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	39

Notes to financial statements (unaudited) continued

For the six months ended January 31, 2009, LMIS and its affiliates received sales charges of approximately $4,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B	CLASS C
CDSCs	$2,000	$6,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of January 31, 2009, the Fund had accrued $12,935 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$14,142,986	$235,478,758
Sales	12,769,816	240,897,571

At January 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,989,527
Gross unrealized depreciation	(28,763,573)
Net unrealized depreciation	$(24,774,046)

40	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

At January 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day British Pound	45	3/09	$7,614,593	$7,990,488	$375,895
90-Day Eurodollar	125	3/09	30,346,563	30,860,938	514,375
90-Day Eurodollar	9	6/09	2,199,191	2,221,538	22,347
90-Day Eurodollar	27	9/09	6,626,872	6,657,863	30,991
90-Day Eurodollar	14	3/10	3,447,626	3,439,975	(7,651)
U.S. Treasury 2-Year Notes	33	3/09	7,092,086	7,181,625	89,539
U.S. Treasury 5-Year Notes	251	3/09	28,903,755	29,661,141	757,386
					1,782,882
Contracts to Sell:
U.S. Treasury 10-Year Notes	73	3/09	$8,668,414	$8,955,047	$(286,633)
U.S. Treasury 30-Year Bonds	9	3/09	1,140,022	1,140,328	(306)
					(286,939)
Net unrealized gain on open futures contracts					$1,495,943

At January 31, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	200,000	$256,100	2/3/09	$(34)
Contracts to Sell:
Euro	125,000	$160,062	2/3/09	$5,848
Euro	75,000	96,037	2/3/09	1,162
				7,010
Net unrealized gain on open forward foreign currency contracts				$6,976

During the six months ended January 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS/ NOTIONAL PAR	PREMIUMS RECEIVED
Written options, outstanding July 31, 2008	—	—
Options written	8,400,692	$707,684
Options closed	(8,400,062)	(112,062)
Options expired	(346)	(272,821)
Written options, outstanding January 31, 2009	284	$322,801

At January 31, 2009, the Fund held TBA securities with a total cost of $32,756,848.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	41

Notes to financial statements (unaudited) continued

At January 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Barclays Capital Inc.	$3,100,000	3/18/16	4.400%	3-Month LIBOR	$(309,707)
Citigroup Global Markets	1,600,000	3/18/16	4.400%	3-Month LIBOR	(162,311)
Net unrealized depreciation on open interest rate swap contracts					$(472,018)

‡	Percentage shown is an annual percentage rate.

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (CDX North America Crossover Index)	$5,606,686	6/20/13	3.500% quarterly	$(398,903)	$(202,519)	$(196,384)
Barclays Capital Inc. (CDX North America Crossover Index)	2,537,600	12/20/12	0.600% quarterly	(143,921)	(122,022)	(21,899)
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)*	1,631,645	7/25/45	0.180% monthly	(399,753)	(103,365)	(296,388)
Net unrealized depreciation on sales of credit default swaps on credit indices						$(514,671)

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

‡	Percentage shown is an annual percentage rate.

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C and R shares calculated at the annual rate of 0.25% of the average daily net assets of each

42	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.50%, 0.45% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended January 31, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$152,260	$37,839	$15,167
Class B	25,060	3,078	2,695
Class C	132,674	6,145	4,514
Class R	2,356	766	18
Class I	—	24	32
Total	$312,350	$47,852	$22,426

For the six months ended January 31, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$42,047
Class B	3,228
Class C	—
Class R	507
Class I	99
Total	$45,881

5. Distributions to shareholders by class

	SIX MONTHS ENDED JANUARY 31, 2009	YEAR ENDED JULY 31, 2008
Net Investment Income:
Class A	$2,399,131	$5,360,445
Class B	113,080	279,213
Class C	653,400	1,040,188
Class R	17,192	23,180
Class I	1,993	3,931
Total	$3,184,796	$6,706,957
Return of Capital:
Class A	—	$337,230
Class B	—	17,565
Class C	—	65,439
Class R	—	1,458
Class I	—	247
Total	—	$421,939

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	43

Notes to financial statements (unaudited) continued

6. Shares of beneficial interest

At January 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	SIX MONTHS ENDED JANUARY 31, 2009		YEAR ENDED JULY 31, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	412,393	$4,478,213	1,181,748	$14,152,450
Shares issued on reinvestment	226,991	2,470,298	310,617	3,722,227
Shares repurchased	(1,334,240)	(14,626,138)	(1,923,473)	(22,908,454)
Net decrease	(694,856)	$(7,677,627)	(431,108)	$(5,033,777)
Class B
Shares sold	60,811	$663,766	131,149	$1,576,606
Shares issued on reinvestment	10,553	114,817	15,311	183,603
Shares repurchased	(162,326)	(1,756,143)	(275,053)	(3,296,096)
Net decrease	(90,962)	$(977,560)	(128,593)	$(1,535,887)
Class C
Shares sold	361,943	$3,957,364	2,252,035	$27,110,640
Shares issued on reinvestment	62,260	677,973	61,158	731,250
Shares repurchased	(349,270)	(3,779,269)	(342,440)	(4,065,947)
Net increase	74,933	$856,068	1,970,753	$23,775,943
Class R
Shares sold	4,812	$52,434	59,454	$705,467
Shares issued on reinvestment	1,815	19,874	1,833	21,946
Shares repurchased	(6,987)	(76,382)	(19,312)	(230,416)
Net increase (decrease)	(360)	$(4,074)	41,975	$496,997
Class I
Shares sold	—	—	5,666	$67,500
Shares issued on reinvestment	187	$2,018	201	2,396
Shares repurchased	(70)	(742)	(993)	(11,950)
Net increase	117	$1,276	4,874	$57,946

7. Capital loss carryforward

At July 31, 2008, the Fund had a net capital loss carryforward of approximately $22,708,493, of which $940,878 expires in 2009, $717,985 expires in 2011, $1,414,288 expires in 2012, $262,688 expires in 2013, $18,564,651 expires in 2015 and $808,003 expires in 2016. These amounts will be available to offset any future taxable capital gains.

44	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	45

Notes to financial statements (unaudited) continued

made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

46	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	47

Notes to financial statements (unaudited) continued

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The

48	Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report

complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

11. Recent accounting pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners Core Plus Bond Fund 2009 Semi-Annual Report	49

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Core Plus Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a

50	Legg Mason Partners Core Plus Bond Fund

variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Legg Mason Partners Core Plus Bond Fund	51

Board approval of management and subadvisory agreements (unaudited) continued

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as intermediate investment-grade debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was below the median. The Board noted the explanations from the Manager concerning the underperformance versus the peer group.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”). In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is

52	Legg Mason Partners Core Plus Bond Fund

provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as intermediate investment-grade debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also reviewed and considered that the Manager had agreed to continue its fee waiver and/or expense reimbursement arrangements until November 2009.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board

Legg Mason Partners Core Plus Bond Fund	53

Board approval of management and subadvisory agreements (unaudited) continued

noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

***

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

54	Legg Mason Partners Core Plus Bond Fund

Legg Mason Partners Core Plus Bond Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.

2 Heritage Drive

North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners Core Plus Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS CORE PLUS BOND FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008 based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01088 3/09 SR09-772

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	April 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	April 2, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	April 2, 2009